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                                                                    EXHIBIT 10.1

                               WARRANT AGREEMENT


         WARRANT AGREEMENT dated April 1, 1999 between NUCENTRIX BROADBAND NETWORKS, INC. (f/k/a Heartland Wireless Communications, Inc.) (the "Company"), and Harris Trust and Savings Bank, as Warrant Agent (the "Warrant Agent").

         The Company proposes to issue Common Stock Purchase Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 1,100,000 shares (subject to adjustment as provided herein) of its Common Stock, $.001 par value (the "Common Stock"), and the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), pursuant to the Company's Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated January 19, 1999 (the "Plan of Reorganization").

         The Company requests the Warrant Agent to act on behalf of the Company and the Warrant Agent is willing so to act in connection with the issuance, division, transfer, exchange and exercise of the Warrants.

         In consideration of the foregoing and for the purposes of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the registered owners of the Warrants (the "Holders"), the Company and the Warrant Agent hereby agree as follows:

SECTION 1.  Appointment of Warrant Agent.

         The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement, and the Warrant Agent hereby accepts such appointment and agrees so to act.

SECTION 2.  Transferability and Form of Warrant.

         2.1 Registration. The Company shall maintain at the principal office of the Warrant Agent a warrant register (the "Warrant Register") in which the ownership of the Warrants outstanding from time to time, and divisions, combinations, substitutions, exchanges and transfers thereof shall be registered. The Warrants shall be numbered and shall be registered in the Warrant Register as they are issued or delivered upon any such division, combination, substitution, exchange or transfer, as the case may be. The Company and the Warrant Agent shall be entitled to treat the Holder of any Warrant, as evidenced by the Warrant Register, as the owner in fact thereof for all purposes and prior to presentment of any Warrant for registration of transfer as provided in Section 2.2 shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.



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         2.2 Transfer. The Warrants shall be transferable only on the books of the Company by registration of such transfer on the Warrant Register maintained at the principal office of the Warrant Agent upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver a new Warrant or Warrants for a like aggregate number of Warrant Shares to the person or persons entitled thereto. The Holders may transfer the Warrants only upon proper registration of such transaction or pursuant to an appropriate exemption from registration.

         2.3 Form of Warrant. The text of the Warrant and the Purchase Form shall be substantially as set forth in Exhibit A attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or an Assistant Secretary. The signature of any such officer on the Warrants may be manual or facsimile.

         Warrants bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them shall have ceased to hold such office prior to the delivery of such Warrants or did not hold such offices on the date of this Agreement.

         Warrants shall be dated as of the date of countersignature thereof by the Warrant Agent either upon initial issuance or upon division, exchange, substitution or transfer.

SECTION 3.  Countersignature of Warrants.

         The Warrants shall be countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as warrant agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the Warrant Agent (or by its successor as warrant agent hereunder) and may be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. The Company shall issue, and the Warrant Agent shall, upon written instructions of the Chairman of the Board, President, one of the Vice Presidents, the Secretary or an assistant secretary of the Company, countersign and deliver Warrants entitling the Holders thereof to purchase not more than 1,100,000 Warrant Shares (subject to Section 7 hereof and adjustment pursuant to Section 10 hereof) and the Warrant Agent shall also countersign and deliver Warrants as otherwise provided in this Agreement.


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SECTION 4.  Exchange of Warrant Certificates.

         Each Warrant certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

SECTION 5.  Term of Warrants; Exercise of Warrants.

         5.1 Term of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised (subject to Sections 10.1(g) and 10.1(h) hereof) until the close of business on October 1, 2007, to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrants.

         5.2 Exercise of Warrants. Warrants may only be exercised for the purchase of whole Warrant Shares. Warrants may be exercised upon surrender to the Company at the principal office of the Warrant Agent, of the certificate or certificates evidencing the Warrants to be exercised (except as otherwise provided below), together with the Purchase Form on the reverse thereof duly filled in and signed, and upon payment to the Warrant Agent for the account of the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 9 and 10 hereof), for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Warrant Price shall be made in cash or by wire transfer of immediately available funds to such account as the Warrant Agent may from time to time specify for the purpose by written notice to the Holders.

         Subject to Sections 6 and 10.1(g) and (h) hereof, upon such surrender of Warrants and payment of the Warrant Price as aforesaid, the Company shall reasonably, promptly issue and cause to be delivered to or upon the written order of the Holder, and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 12 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such exercise of Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of such Warrant Price, as aforesaid; provided, however, that if, at the date of surrender of such Warrants and payment of such Warrant Price, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided further, however,


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that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty days. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be delivered, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificate or certificates pursuant to the provisions of this Section and of Section 3 hereof and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

SECTION 6.  Payment of Taxes.

         The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer of any Warrants or certificates for Warrant Shares registered in a name other than that of the Holder of Warrants in respect of which such Warrants or Warrant Shares are originally issued.

SECTION 7.  Mutilated or Missing Warrants.

         In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant and indemnity, if requested, also satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company and the Warrant Agent, or either of them, may prescribe.

SECTION 8.  Reservation of Warrant Shares; Purchase of Warrants.

         8.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise in full of the rights of purchase represented by the Warrants outstanding from time to time. The transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of such rights of purchase will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement, as from time to time in effect, on file with the Transfer Agent or its successors and with every subsequent transfer agent for any shares of the


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Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the Transfer Agent or its successor the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent or its successor with duly executed stock certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Sections 5.2 and 12 hereof. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled by the Warrant Agent and shall thereafter be delivered to the Company.

         8.2 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreement or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

         8.3 Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Warrant Agent and be canceled by it and retired. The Warrant Agent shall cancel any Warrants surrendered for division, combination, exchange, substitution, transfer or exercise in whole or in part.

SECTION 9.  Warrant Price.

         The price per share at which Warrant Shares shall be purchasable upon exercise of the Warrants (the "Warrant Price") shall equal $27.63, subject to adjustment pursuant to Section 10 hereof.

SECTION 10. Adjustment of Warrant Price and Number of Warrant Shares.

         The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

         10.1 Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification or recapitalization of its shares of Common Stock other securities of the Company, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he or she would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or


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         any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) (i) In case the Company shall at any time or from time to time

                  (w) distribute to all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus legally available for the payment of dividends and dividends or distributions referred to in Subsection 10.1(a) above), or any rights, options or warrants containing the right to subscribe for or purchase, or convertible or exchangeable securities containing the right to obtain upon conversion or exchange thereof, any additional shares of Common Stock, or

                  (x) issue to any person any rights, options or warrants containing the right to subscribe for or purchase, or convertible or exchangeable securities containing the right to obtain upon conversion or exchange thereof, any additional shares of Common Stock, and the consideration per share for which such additional shares of Common Stock may at any time thereafter be issuable pursuant to such rights, options or warrants, or upon exercise of the conversion or exchange right in such convertible or exchangeable securities, shall be less than the then current market price per share of Common Stock (determined pursuant to Subsection 10.1(c) hereof), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined

                  (y) in the case of a distribution referred to in clause (w) above, by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of such Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as determined pursuant to Subsection 10.1(c) hereof) on the date of such distribution, and of which the denominator shall be the excess of (a) such then current market price per share of Common Stock, over (b) the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities, applicable to one share of Common Stock, or

                  (z) in the case of an issuance referred to in clause (x) above, as provided in Subsection 10.1(b)(ii) hereof, on the basis that
         (i) the maximum number of shares of additional Common Stock issuable pursuant to all such rights, options or warrants, or obtainable upon conversion or exchange of all such convertible or exchangeable securities, as the case may be, shall be deemed to have been issued as of the date for determination of the current market price, as hereinafter provided, and (ii) the aggregate consideration for all such maximum number of additional shares of Common Stock shall be deemed to be the


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         minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such rights, options or warrants, or such convertible or exchangeable securities.

An adjustment pursuant to Subsection 10.1(b)(i)(y) shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution. For purposes of Subsection 10.1(b)(i)(z), the date as of which the current market price of Common Stock shall be determined shall be the earliest of (a) the record date for the determination of stockholders entitled to receive distribution of such rights, options, warrants, or convertible or exchangeable securities, (b) the date on which the Company shall enter into a firm contract for issuance of the same, and (c) the date on which the same are in fact issued.

                           (ii) In case the Company shall issue any additional shares of its Common Stock for a consideration per share less than the then current market price per share of Common Stock (determined pursuant to Subsection 10.1(c) hereof), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of such Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of such additional shares of Common Stock so issued, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at the then current market price per share of the Common Stock. For purposes of this Subsection 10.1(b)(ii) the date as of which the current market price per share of Common Stock shall be determined shall be the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such additional shares of Common Stock, and (b) the actual date of issuance thereof. The provisions of this Subsection 10.1(b)(ii) shall not apply to any issuance for which an adjustment is provided in Subsection 10.1(a), or upon the issuance of any additional shares of Common Stock upon exercise of any rights, options or warrants, or conversion or exchange of any convertible or exchangeable securities, if an adjustment has previously been made pursuant to Subsection 10.1(b)(i)(z) upon the issuance of such rights, options or warrants, or of such convertible or exchangeable securities.

                  (c) For the purpose of any computation under Section 10.1(b) and Section 12 hereof, the current market price per share of Common Stock at any date shall be the average representative closing bid price of the Common Stock (if then traded in the over-the-counter market) or the average closing price of the Common Stock (if then traded on NASDAQ's National Market System or on a national securities exchange) for the five consecutive trading days ending on the trading day immediately prior to the date as of which such computation is made; if the Common Stock is not then quoted on the


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NASDAQ National Market or the NASDAQ Small Cap Market or listed on a national securities exchange, the current market price per share thereof shall be the result obtained by dividing the Company's then aggregate shareholders' equity (as determined by its Board of Directors, such determination to be conclusive) by the number of then outstanding shares of Common Stock.

                  (d) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 10.1(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

                  (e) (i) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of each Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                           (ii) If, at any time after any adjustment of the number of Warrant Shares obtainable upon exercise of any Warrant shall have been made pursuant to the foregoing Subsection 10.1(b)(i)(z) on the basis of the issuance of rights, options or warrants, or convertible or exchangeable securities, or after any new adjustment of the number of Warrant Shares obtainable upon exercise of any Warrant shall have been made pursuant to this Subsection,

                                    (w) such rights, options or warrants or
                           rights or the right of conversion or exchange shall expire, and a portion of such rights, options or warrants, or the right of conversion or exchange in respect of a portion of such other securities, as the case may be, shall not have been exercised, and/or

                                    (x) the consideration per share, for which
                           additional shares of Common Stock are issuable pursuant to such rights, options or warrants or the terms or such other securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the arrival of a specified date or the happening of a specified event, in any such case, such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a re-computation shall be made of the effect of such rights, options or warrants or other securities on the basis of


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                                    (y) treating the number of additional
                           shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such rights, options or warrants, or such right of conversion or exchange, as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and

                                    (z) treating any such rights, options or
                           warrants, or any such other securities, which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which additional shares of Common Stock are issuable under such rights, options or warrants, or such other securities;

and, if and to the extent called for by the foregoing provisions of this Subsection 10.1(e)(ii) on the basis aforesaid, a new adjustment of the number of Warrant Shares obtainable upon exercise of any Warrant shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  (f) For the purpose of this Section 10.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in Subsection 10.1(a) through Subsection 10.1(e), inclusive, above, Subsections 10.1(g) and 10.1(h) below, and the provisions of Section 5 and Sections 10.2 and 10.3 hereof, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

                  (g) If at any time up to and including the fifth anniversary of April 1, 1999 (the "Effective Date") the Company proposes to consolidate with or merge into another corporation, or in the event of any proposed sale or conveyance to another corporation of all or substantially all of the issued and outstanding stock or assets of the Company, in any such case for consideration consisting entirely of cash, or of cash and evidences of indebtedness of such other corporation and/or any of its affiliates (such indebtedness to be valued for all purposes of this Agreement at the par or face amount thereof) (such cash and evidences of indebtedness, collectively, "Cash"), then, as a condition to the consummation of such transaction (a "Cash Transaction"), the Warrant Price shall be adjusted according to the following schedule:


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                           (i) in the case of a Cash Transaction occurring up
         to and including the first anniversary of the Effective Date, the adjusted Warrant Price shall be equal to the result obtained by dividing $120,000,000 by the product of (x) the number of issued and outstanding shares of Common Stock as of the Effective Date and (y)
         0.97 (such product being hereinafter referred to as the "Applicable Share Portion");

                           (ii) in the case of a Cash Transaction occurring after the first anniversary of the Effective Date and up to and including the second anniversary of the Effective Date, the adjusted Warrant Price shall be equal to the result obtained by dividing $150,000,000 by the Applicable Share Portion;

                           (iii) in the case of a Cash Transaction occurring after the second anniversary and up to and including the third anniversary of the Effective Date, the adjusted Warrant Price shall equal the result obtained by dividing $180,000,000 by the Applicable Share Portion;

                           (iv) in the case of a Cash Transaction occurring after the third anniversary and up to and including the fourth anniversary of the Effective Date, the adjusted Warrant Price shall equal the result obtained by dividing $210,000,00 by the Applicable Share Portion; and

                           (v) in the case of a Cash Transaction occurring after the fourth anniversary and up to and including the fifth anniversary of the Effective Date, the adjusted Warrant Price shall equal the result obtained by dividing $240,000,000 by the Applicable Share Portion.

         There will be no adjustment to the Warrant Price pursuant to this
Section 10.1(g) in the case of a Cash Transaction occurring subsequent to the fifth anniversary of the Effective Date. Such adjusted Warrant Price shall become effective upon the giving of the notice referred to therein so that the Holders of the Warrants shall thereupon be entitled to exercise the Warrants at such adjusted Warrant Price.

         In the event of an adjustment to the Warrant Price pursuant to this
Section 10.1(g), not later than the fifth New York City business day following the execution and delivery of the definitive agreement with respect to the Cash Transaction giving rise to such adjustment, the Company shall give notice (a "Special Adjustment Notice") to each Holder in accordance with Section 10.3 (i) setting forth in reasonable detail the terms of such Cash Transaction, (ii) stating the date agreed or proposed for consummation of the same (which shall not be earlier than the twenty-fifth New York City business day following the date of such notice), (iii) specifying the details of such adjustment to the Warrant Price, and (iv) containing a statement to the effect that all outstanding Warrants not exercised prior to 5:00 P.M., New York time, on the twentieth New York City business day following the date of such Special Adjustment Notice shall, as provided in Section 11 hereof but subject to the next succeeding paragraph hereof, terminate and become void. Cash and Warrants delivered upon exercise thereof, and the certificates evidencing the Warrant Shares issued upon such exercise, during the period from the date


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of such Special Adjustment Notice through and including the date on which all unexercised Warrants shall expire as aforesaid shall be placed in escrow with the Warrant Agent (such cash to be invested by the Warrant Agent for the account, benefit and risk of each exercising Holder in debt securities issued by the United States of America or any agency or instrumentality thereof and entitled to its full faith and credit, if and to the extent so directed by such Holder). So long as the certificates evidencing such Warrant Shares and the funds delivered in payment therefor shall remain in escrow, the persons in whose names such certificates are to be registered in the stock transfer records of the Company shall have no rights as shareholders arising by virtue of the issuance of such certificates. If the Cash Transaction in question shall be consummated not later than the 90th (or, if prior thereto the Company shall have given written notice thereof to the Holders, the 150th) day following the date of such Special Adjustment Notice (x) the Warrant Agent shall within five days thereafter sell any investments acquired by it as aforesaid, and deliver out of escrow to the Holders or as they may direct such certificates evidencing their respective Warrant Shares and any accrued earnings on their investments, and to the Company an amount in cash equal to the exercise price of such Warrants originally delivered to it by the exercising Holders, and (y) the Company shall cause the registration of the certificates evidencing such Warrant Shares in the names of the respective holders thereof in its stock transfer records.

         Notwithstanding the foregoing, if such Cash Transaction shall not be consummated not later than the 90th (or 150th, if extended as aforesaid) day following the date of such Special Adjustment Notice (i) such adjustment of the Warrant Price, such termination of unexercised Warrants and such exercise of all Warrants exercised during the period from the date of such Special Adjustment Notice through and including the date on which all unexercised Warrants expired as aforesaid shall be reversed. All such Warrants, exercised and unexercised, shall be reinstated and the Holders thereof restored to their former positions, and in this connection the Warrant Agent shall within five days after such 90th (or 150th) day sell any investments acquired by it as aforesaid, and deliver out of escrow to the Holders or as they may direct their Warrants and funds in an amount in each case equal to the sum of the exercise price previously paid by them and any accrued earnings arising from the investment thereof, and to the Company for cancellation the certificates evidencing the Warrant Shares which would have been delivered to the exercising Holders had such Cash Transaction been timely consummated.

         Unless such Cash Transaction shall fail to be timely consummated as specified in the next preceding paragraph, the Warrant Price for the Warrants shall be adjusted in accordance with this Section 10.1(g) only for the first proposed Cash Transaction after the Effective Date. The Warrant Price as adjusted by reason of a proposed Cash Transaction shall in all cases be subject to further adjustment as provided in Subsections (a) - (f), inclusive, of this
Section 10.1 for so long as the Warrants remain outstanding.

                  (h) If at any time up to and including the fifth anniversary of the Effective Date the Company proposes to consolidate with or merge into another corporation, or in the event of any proposed sale or conveyance to another corporation of all or substantially all of the issued and outstanding stock or assets of the Company, in any case for a consideration consisting of a combination of Cash and equity securities of such other corporation and/or any of its affiliates, and/or other property, then, as a condition to the consummation of such transaction (a "Combined Transaction"), the Company or such successor or purchasing corporation, as the case may be, shall execute with the Warrant Agent an agreement providing that
(i) each outstanding Warrant shall be deemed divided into two notional Warrants (for convenience of reference, an "A Warrant" and a "B Warrant"), such A Warrant to be a Warrant evidencing the right to purchase the total number of Warrant Shares which might have been purchased under such Warrant being notionally divided immediately prior to the effectiveness of such agreement, multiplied by a fraction of which the numerator shall be the Cash component of the purchase price of the proposed Combined Transaction, and the denominator shall be the sum of such Cash portion and the value of the equity securities and/or other property, comprising the balance of such purchase price, and such B Warrant to be a Warrant evidencing the right to purchase a number of Warrant Shares equal to the excess of the total number of Warrant Shares which might have been purchased under such Warrant being notionally divided immediately prior to the effectiveness of such agreement over the number of Warrant Shares obtainable upon exercise of such A Warrant, and (ii) the Warrant Price in respect of each A Warrant shall be adjusted as provided in Subsection 10.1(g) as if the A Warrants represented all outstanding Warrants and the portion of the proposed Combined Transaction allocable to the A Warrants were a Cash Transaction, and the Warrant Price in respect of each B Warrant shall be adjusted as provided in Section 10.5 below. (For example, if the consideration in the proposed Combined Transaction consists of 75% Cash and 25% equity securities (based upon fair market value of the equity securities), then a Warrant representing 100 Warrant Shares would be notionally divided into an A Warrant representing the right to purchase 75 Warrant Shares, subject to adjustment as provided in Subsection 10.1(g), and a B Warrant representing the right to purchase 25 Warrant Shares, subject to adjustment as provided in
Section 10.5.)

         In the event of an adjustment to the Warrant Price of the A Warrants pursuant to this Subsection 10.1(h), a Special Adjustment Notice shall be given to each Holder in accordance with Subsection 10.1(g), mutatis mutandis, as to the Combined Transaction, the A Warrants and the B Warrants, and the provisions of the antepenultimate and penultimate paragraphs of Section 10.1(g) shall apply in respect of said A Warrants.

         Unless such Combined Transaction shall fail to be timely consummated as specified in the penultimate paragraph of Subsection 10.1(g), mutatis mutandis, the Warrant Price for the Warrants shall be adjusted in accordance with this Section 10.1(h) only for the first proposed Combined Transaction after the Effective Date. The Warrant Price as adjusted by reason of a proposed Combined Transaction shall in all cases be subject to further adjustment as provided in Subsections (a) - (f), inclusive, of this Section 10.1 for so long as the Warrants remain outstanding.

         Any proposed sale or conveyance of all or substantially all of the issued and outstanding stock of the Company for a consideration which, depending upon the election of each selling stockholder may (as to such stockholder individually) be either a Cash Transaction or a Combined Transaction, shall be deemed to be a Combined Transaction to which this Subsection 10.1(h) applies unless all selling stockholders elect to receive a consideration consisting solely of Cash. For purposes of this Subsection 10.1(h) the respective Cash and non-Cash components of the aggregate consideration to be paid to all selling stockholders shall be determined by summing the respective Cash and non-Cash components of the consideration to be paid to each selling stockholder. For purposes of this Subsection 10.1(h), if the equity securities of the other corporation involved in such Combined Transaction are publicly traded, they shall be valued at the average closing price of such equity securities for the five consecutive trading days ending on the trading day immediately preceding the date on which the notice to Holders pursuant to this Subsection 10.1(h) is given. If not publicly traded, such securities shall have such value, and in any event any other property constituting a part of the purchase price in such Combined Transaction shall have such value, as is assigned by the Company's Board of Directors, its determination to be conclusive.

                  (i) Notwithstanding the foregoing provisions, the issuance of any options or rights to purchase shares of Common Stock pursuant to any employee benefit plan or program of the Company duly adopted and as in effect on the Effective Date shall not be deemed to constitute an issuance of common stock or other convertible securities to which any of the adjustment provisions described above applies.

         10.2 Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of the Warrants, reduce the then current Warrant Price to any amount deemed appropriate by the Board of Directors of the Company.

         10.3 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, at the expense of the Company, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Warrant Price or the number of Warrant Shares or other stock or property purchasable on exercise thereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

         10.4 No Adjustment for Dividends. Except as provided in Section 10.1, no adjustment in respect of any dividend shall be made during the term of a Warrant or upon the exercise of a Warrant.

         10.5 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. Except as otherwise provided in Subsections 10.1(g) and
(h), in case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then each Holder shall have the right thereafter to receive, upon exercise of Warrants, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which such Warrants are exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which Warrants are exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 10. For purposes of this Section 10.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 10.5 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

         10.6 Statement on Warrants. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant certificates initially issuable pursuant to this Agreement.

SECTION 11. Expiration of Warrants.

         At 5:00 P.M., New York time, on October 1, 2007 (or on such earlier date as may be specified in a Special Adjustment Notes given pursuant to
Section 10.1(g) or 10.1(h), but subject to reinstatement as provided in said Sections 10.1(g)), all outstanding Warrants shall become void and all rights of all holders thereof and thereunder and under this Agreement shall cease.

SECTION 12. Fractional Interests.

         The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. The number of full Warrant Shares which shall be issuable upon the exercise of Warrants shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 12, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the then current market price per Warrant Share (as defined in Section 10.1(c) above) multiplied by such fraction.

SECTION 13. No Rights as Stockholders.

         Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent to or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

SECTION 14. Disposition of Proceeds on Exercise of Warrants; Inspection of
            Warrant Agreement.

         The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

         The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its principal office in New York, New York. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

SECTION 15. Merger or Consolidation or Change of Name of Warrant Agent.

         Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent under the provisions of Section 17 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original

Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases Warrants shall have the full force provided in the Warrants and in this Agreement.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

SECTION 16. Concerning the Warrant Agent.

         The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, and no implied duties or obligations shall be read into this Agreement against the Warrant Agent, by all of which the Company and the Holders, by their acceptance of Warrants, shall be bound:

         16.1 Correctness of Statements. The statements contained herein and in the Warrants shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

         16.2 Breach of Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

         16.3 Performance of Duties. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents and shall not be responsible for the misconduct of any agent appointed with due care.

         16.4 Reliance on Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

         16.5 Proof of Actions Taken. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board, the President, one of the Vice Presidents or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         16.6 Compensation. The Company agrees to pay the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement, to reimburse the Warrant Agent for all expenses, taxes (other than taxes based on income) and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Agreement, and to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the performance of its duties under this Agreement except as a result of the Warrant Agent's negligence, intentional misconduct, bad faith or unlawful conduct. The costs and expenses of enforcing this right of indemnification shall also be paid by the Company. The indemnification provided for hereunder shall survive the expiration of the Warrants and termination of this Agreement.

         16.7 Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment (other than in respect of a claim under Section 16.6) shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.

         16.8 Other Transactions in Securities of Company. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants, or other securities of the Company or have a pecuniary interest in any transaction in which the Company may be interested, or contract with the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

         16.9 Liability of Warrant Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence, intentional misconduct, bad faith or unlawful conduct. The Warrant Agent shall not be liable for interest on any amount on deposit with it pursuant to Section 10.1(g). Notwithstanding anything in this Agreement to the contrary, in no event shall the Warrant Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.

         16.10 Reliance on Documents. The Warrant Agent may conclusively rely upon and will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

         16.11 Validity of Agreement, etc. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof) or in respect of the necessity or the extent of any adjustment to the Warrant Price or the number of Warrant Shares purchasable under a Warrant; nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization, reservation, value or registration under securities laws of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable, or as to the Warrant Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant or the method employed in making any adjustment to the foregoing.

         16.12 Instructions from Company. The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, one of the Vice Presidents or the Secretary of the Company and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or officers. Any application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than ten business days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Warrant Agent shall have received written instructions in response to such application subject to the proposed action or omission and/or specifying the action to be taken or omitted.

         16.13. No Requirement to Expend or Risk Funds. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds of adequate indemnification against such risk or liability is not reasonably assured to it.

         16.14. Further Assurances. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement. The Warrant Agent shall not be required to take notice or be deemed to have any notice of any fact, event or determination under this Agreement unless and until the Warrant Agent shall be specifically notified in writing by the Company of such fact, event or determination.

         16.15. Incomplete Exercise or Transfer Instructions. If, with respect to any Warrants surrendered to the Warrant Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not be completed, the Warrant Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

SECTION 17. Change of Warrant Agent.

         The Warrant Agent may resign and be discharged from its duties under this Agreement by giving to the Company sixty days' notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company; provided, however, that the Warrant Agent may be removed immediately upon written notice if the Company determines in good faith that the Warrant Agent acted negligently or in bad faith or engaged in intentional misconduct or unlawful conduct in the performance of its duties hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of sixty days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Notwithstanding anything herein to the contrary, no resignation or removal of a Warrant Agent shall be effective until a successor Warrant Agent has been appointed and accepted its duties as such. Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company, in good standing, organized under the laws of the United States of America or any state thereof and having at the time of its appointment as warrant agent a combined capital and surplus of at least $50,000,000, or a stock transfer company. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose of transferring such property to the successor warrant agent. Failure to file any notice provided for in this Section 17, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the

Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail, first class, to each Holder, at the expense of the Company, written notice of such resignation or removal and the name and address of such successor warrant agent.

SECTION 18. Identity of Transfer Agent.

         Forthwith upon the appointment of any successor transfer agent for the Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company will file with the Warrant Agent a statement setting forth the name and address of such successor transfer agent.

SECTION 19. Notices.

         Any notice pursuant to this Agreement by the Company or by any Holder to the Warrant Agent, or by the Warrant Agent or by any Holder to the Company, shall be in writing, shall be given by registered or certified mail, and shall be deemed given upon receipt as follows: (a) to the Company, at its offices at 200 Chisholm Place, Suite 200, Plano, Texas 75075, Attention: General Counsel, with copies to Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201, Attention: Martin A. Sosland; or (b) to the Warrant Agent, to Harris Trust and Savings Bank, 1601 Elm Street, Thanksgiving Tower, Suite 2320, Dallas, Texas 75201, Attention:
Rozlynn Orr.

         Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by similar notice in writing to the other party as provided herein.

         Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holders shall be in writing and shall be mailed first class, postage prepaid, or hand delivered to such Holders at their respective addresses on the books of the Warrant Agent.

SECTION 20. Supplements and Amendments.

         The Company and the Warrant Agent may from time to time supplement or amend this Agreement, without the approval of any Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Holders. Any supplement or amendment to this Agreement which would adversely affect the interests of the Holders may be made by the Company and the Warrant Agent only with the approval of the holders of a majority of the outstanding Warrants. Upon such approval, such supplement or amendment shall be binding on all Holders. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment that changes the rights and duties of the Warrant Agent under this Agreement will be effective against the Warrant Agent without the execution of such supplement or amendment by the Warrant Agent.

SECTION 21. Successors.

         All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 22. Merger or Consolidation of the Company.

         The Company will not merge or consolidate with or into any other corporation unless the corporation resulting from such merger or consolidation (if not the Company) shall expressly assume, by supplemental agreement reasonably satisfactory in form to the Warrant Agent and executed by such resulting corporation and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

SECTION 23. Applicable Law.

         This Agreement and each Warrant issued hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware.

SECTION 24.  Benefits of this Agreement.

         Nothing in this Agreement shall be construed to give any person or corporation other than the Company, the Warrant Agent, and the Holders any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders.

SECTION 25. Counterparts.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 26. Captions.

         The captions of the Sections and subsections of this Agreement have been inserted for convenience only and shall not be deemed part of or used in the construction of this Agreement.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           NUCENTRIX BROADBAND NETWORKS, INC.


                                           By: C.D. McHenry
                                               --------------------------------

                                           Title: Chairman and CEO
                                                  -----------------------------

                                           HARRIS TRUST AND SAVINGS BANK,
                                           as Warrant Agent

                                           By: Jill Wessell
                                               --------------------------------

                                           Title: Vice President
                                                  -----------------------------

No. R-___                                                              EXHIBIT A
                                                                        WARRANTS

                       NUCENTRIX BROADBAND NETWORKS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         COMMON STOCK PURCHASE WARRANTS

         THIS CERTIFIES THAT, for value received              , the registered
holder hereof, or registered assigns (the "Holder"), is entitled to purchase from Nucentrix Broadband Networks, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions hereof and of the Warrant Agreement referred to below, at any time on or after the date of this Common Stock Purchase Warrant (the "Warrant") and until 5:00 P.M., New York time, on October 1, 2007 (subject to earlier expiration under the circumstances specified in the Warrant Agreement), at the purchase price of $27.63 per share (the "Warrant Price"), _____ shares of Common Stock, $.001 par value, of the Company (the "Common Stock"). The number of shares of Common Stock purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

         This Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of Harris Trust and Savings Bank (the "Warrant Agent"). Payment of such price shall be made at the option of the Holder hereof in cash or by wire transfer of immediately available funds to such account as the Warrant Agent may from time to time specify for the purpose by written notice to the Holders.

         This Warrant is one of a duly authorized issue of Warrants evidencing the right to purchase initially an aggregate of up to 1,100,000 shares of Common Stock issued pursuant to the Plan of Reorganization (as defined in the Warrant Agreement) under and in accordance with a Warrant Agreement dated as of April 1, 1999 between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant by acceptance hereof consents. A copy of the Warrant Agreement, as from time to time in effect, may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent.

         Upon any partial exercise of this Warrant, there shall be countersigned and issued to the Holder hereof a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. This Warrant may be exchanged at the office of the Warrant Agent by surrender of this Warrant properly endorsed either separately or in combination with one or more other Warrants for one or more new Warrants entitling the Holder thereof to purchase the same aggregate number of shares as were purchasable on exercise of the Warrant or Warrants exchanged. No fractional shares will be issued upon the exercise of this Warrant, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. This Warrant is transferable at the office of the Warrant Agent in New York, New York in the manner and subject to the limitations set forth in the Warrant Agreement.

         The Holder hereof, until the transfer hereof has been effected on the books of the Company by registration of such transfer on the Warrant Register (as defined in the Warrant Agreement) maintained at the principal office of the Warrant Agent, may be treated by the Company, the Warrant Agent, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding.

         This Warrant does not entitle any Holder hereof to any of the rights of a stockholder of the Company.

         This Warrant shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

DATED:

                                              NUCENTRIX BROADBAND NETWORKS,
                                              INC.

                                              By:

                                              Title:
                                                    ----------------------------
                                              (Corporate Seal)



                                              Attest:
                                                    ----------------------------
                                                            Secretary

COUNTERSIGNED:

HARRIS TRUST AND SAVINGS BANK,
as Warrant Agent


By:
   ----------------------------
        Authorized Signature


Title:
      -------------------------

                       NUCENTRIX BROADBAND NETWORKS, INC.

                                 PURCHASE FORM

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase
thereunder,      shares of the stock provided for therein and herewith makes
payment in full for such shares in the amount of $      by delivery of cash
and/or wire transfer of immediately available funds, all in accordance with the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, and requests that certificates for such shares be issued in the name indicated below and delivered to the address stated below:


--------------------------------------------------------------------------------
              (Please Print Name, Address and Social Security No.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant Certificate for the balance remaining of the Warrants under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or the Assignee below indicated and delivered to the address stated below.

DATED:

Name of Warrantholder or Assignee:
                                  ----------------------------------------------
                                             (Please Print)

Address:
        ------------------------------------------------------------------------

Signature:
        ------------------------------------------------------------------------
Signature Guaranteed By:         NOTE: The above signature must correspond with
                                       the name as written upon the face of this
                                       Warrant Certificate in every particular,
                                       without alteration or enlargement or any
---------------------------------      change whatever, unless this Warrant has
                                       been assigned.

                                   ASSIGNMENT

                 (To be signed only upon assignment of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
         (Name and Address of Assignee Must Be Printed or Typewritten)

the within Warrant, hereby irrevocably constituting and appointing ____________ attorney to transfer said Warrant on the Company, with full power of substitution in the premises.

DATED:

                                        ---------------------------------------
                                             Signature of Registered Holder

Signature Guaranteed By:              NOTE:
                                       The above signature must correspond with
                                       the name as written upon the face of this
                                       Warrant Certificate in every particular,
                                       without alteration or enlargement or any
---------------------------------      change whatever, unless this Warrant has
                                       been assigned.